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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-KA

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES AND EXCHANGE ACT OF 1934

 Date of report (Date of Earliest Event Reported): November 18, 1996

                     UNITED PETROLEUM CORPORATION
        (Exact name of Registrant as specified in its Charter)

                               DELAWARE

    (State or other jurisdiction of incorporation or organization)

     0-25006                            13-3103494
Commission File Number          I.R.S Employer Identification

                         4867 North Broadway
                         Knoxville, TN 37918

               (Address of Principal Executive Offices)

                            615 - 688-0582
         (Registrant's Telephone number, including area code)

Item 4.           Changes in Registration's Certifying Accountant.

                  (a) (1) Termination of Certifying Accountants

                           (i) On November 18, 1996, Coopers & Lybrand, the
Company's Certifying Accountants ("Former Accountants") resigned as the Registrant's Certifying Accountants.

                           (ii) The Former Accountants were first retained on
July 15, 1996 and were conducting an audit of the Company's financial statements for the period ending June 30, 1996 in anticipation of a registration of the Company's securities which was aborted. The Former Accountants submitted their resignation to the Company prior to completion of the June 30, 1996 audit and,

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accordingly, did not issue a report. The Former Accountants did not state that a report, if issued, would contain an adverse opinion or disclaimer of opinion or would be qualified as to uncertainty, audit, scope or accounting principles.

                           (iii)  During the interim period preceding the
termination of their employment, there were no disagreements with the Former Accountants with respect to auditing principles or practices and financial statements. There were no disagreements with respect to disclosure or auditing scope and procedure.

                           (iv)  During the interim period preceding the
resignation of the Former Accountants:

                                    (A) The Former Accountants have not
advised the Registrant that internal controls necessary for the Registrant to develop reliable financial statements did not exist;

                                    (B) The Former Accountants have not
advised the Registrant that information has come to their attention that has led them to no longer be able to rely on management's representations or that they were unwilling to be associated with the financial statements prepared by management.

                                    (C) The Former Accountants have not
advised the Registrant of the need to expand significantly the scope of their audit, or that information has come to their attention during the Registrant's two most recent fiscal years and any subsequent interim period preceding the termination of their employment, that, if further investigated, might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued

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or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that might prevent them from rendering an unqualified audit report on those financial statements, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements.

                                    (D) The Former Accountants have not
advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the their satisfaction), would prevent them from rendering an unqualified audit report on those financial statements.

                  (a) (2)     Engagement of New Certifying Accountants
                           On January 7,  1997, the Company engaged the firm of
Reel & Swafford, PLLC, of Nashville, Tennessee (the "New Accountants") as its new certifying accountants. The principals of the New Accountants were formerly associated with the firm of Dunn Cresswell Sparks Smith Horne & Downing, the accounting firm which certified the Company's financial statements for 1995. The New Accountants were not consulted regarding:

                                    (i) the application of accounting
principles to a specific transaction; or


                                    (ii) the type of audit opinion to be
rendered

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with regard to the Registrant's financial statements; or any disagreements or reportable events as such terms are defined in Regulation S-K, Item 304.

                  (a) (3) The Former Accountant's have been provided with a copy of the disclosures being set forth in this Form 8K with a request that they furnish to the Registrant a letter addressed to the Commission stating whether they agree with the statements made by the registrant in response to
Item 304(a) of Regulation S-X, and, if not, stating the respects in which it does not agree. Annexed hereto as an exhibit is a copy of a letter from the Former Accountants to the Commission stating that they agree with the statements in the Form 8K concerning their firm.

                  (b) Not applicable.

Item 5. Other Events.

                  On November 25, 1996, James R. Fitzgerald resigned as a member of the Board of Directors of the Company. His stated reason was a possible conflict of interest as a result of discussions between the Company and his employer, with regard to potential financings.

                  On November 29, 1996, James F. Rose resigned as a member of the Board of Directors of the Company. His stated reason was his inability to devote sufficient time to his duties as a director by reason of his other activities.

                  On December 18, 1996, William Ted Phillips resigned as a member of the Board of Directors. His stated reason was his inability to devote sufficient time to his duties as a director by reason of his other activities.

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                  The Board of Directors replaced Mr. Fitzgerald, Mr. Rose
and Mr. Phillips with Neil Melnick, Esq., an attorney for the Company; Art
Van Buren, a Certified Public Accountant with offices in Cookeville, Tennessee who was formerly with the tax department of Ernst & Young; and Donald Patton, formerly with the Land Department of Ashland Exploration. Mr. Patton has had 19 years of experience in the oil and gas business. Also, the Board of Directors elected Walter Helton as a member of the Board of Directors. Mr. Helton has a PhD. in Geology and is the founder of the Geology Department of Tennessee Tech University where he is presently on the staff. In addition, he has acted as a consultant to many companies, including Marathon Oil.

                  In addition, on December 17, 1996, the Board of Directors voted to increase the number of Board members from six to seven but it has not yet made arrangements to fill the new seat.

Item 7. Financial Statements and Other Exhxibits

                  (a) Other Exhibits


                  16.1 Letter dated February 20, 1997 from Morton S. Robson to Larry Felts of Coopers & Lybrand.

                  16.2 Letter dated February 28, 1997 from Coopers & Lybrand to the Securities and Exchange Commission.

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                              SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be authorized on its behalf by the undersigned duly authorized.

Dated: March 6, 1997

                                            United Petroleum Corporation


                                            By: /s/ L. Douglas Keene, Jr.
                                                ---------------------------
                                            L. Douglas Keene, Jr.
                                            Executive Vice President